UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 28, 2014

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 28, 2014, we entered into a Fourth Amendment to Credit Agreement (the “Amendment”) amending the Credit Agreement dated as of October 15, 2010 by and among us, as borrower, our domestic subsidiaries party thereto, as guarantors, and Wells Fargo Bank, N.A., as administrative agent for several lending banks and other financial institutions (as amended, supplemented or otherwise modified, the “Credit Agreement”).  Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as joint lead arrangers for the Amendment.

The Amendment modifies certain terms to (i) extend the maturity date of the credit facility until May 28, 2019; (ii) increase the total availability under the credit facility from $425 million to $450 million; (iii) reduce the margin on applicable borrowings depending upon the consolidated leverage ratio; (iv) reduce the commitment fee percentage we pay on average daily unused amounts under the revolving credit facility; (v) expand our flexibility by adjusting certain limitations on our ability to make restricted payments; and (vi) allow us to incur unlimited subordinated or unsecured high yield or convertible debt, subject to our compliance with certain financial covenants as described in the Amendment.  The Amendment also amends certain other terms to provide for greater financial and operational flexibility.

The foregoing description of the Amendment is qualified in its entirety by reference to the full and complete terms of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release issued by OSI Systems, Inc. related to the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1*                 Fourth Amendment to Credit Agreement.

99.1                        OSI Systems, Inc. Press Release Dated May 29, 2014

*                 Confidential treatment has been requested with respect to the omitted portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, which portions have been filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: May 29, 2014

	By:	/s/ Alan Edrick
Alan Edrick
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1*	Fourth Amendment to Credit Agreement.

99.1	OSI Systems, Inc. Press Release Dated May 29, 2014

*                 Confidential treatment has been requested with respect to the omitted portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, which portions have been filed separately with the Securities and Exchange Commission.

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